UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Sec.240.14a-12

EMCOR GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

EMCOR GROUP, INC.

2023 Annual Meeting
Vote by June 7, 2023 11:59 PM ET
For shares held in our Employee Stock Purchase Plan,
Vote by June 5, 2023 11:59 PM ET

EMCOR GROUP, INC.
301 MERRITT SEVEN, 6TH FLOOR
NORWALK, CT 06851

You invested in EMCOR GROUP, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 8, 2023
10:00 AM ET

301 Merritt Seven
Norwalk, Connecticut 06851

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:**	
1a. John W. Altmeyer	For
1b. Anthony J. Guzzi	For
1c. Ronald L. Johnson	For
1d. Carol P. Lowe	For
1e. M. Kevin McEvoy	For
1f. William P. Reid	For
1g. Steven B. Schwarzwaelder	For
1h. Robin Walker-Lee	For
1i. Rebecca A. Weyenberg	For
2. Approval, by non-binding advisory vote, of named executive compensation.	For
3. Non-binding advisory vote on the frequency of the non-binding advisory vote on executive compensation.	1 Year
4. Approval of an amendment to the Company's Restated Certificate of Incorporation regarding the size of the Board of Directors.	For
5. Approval of an amendment to the Company's Restated Certificate of Incorporation to reflect Delaware law provisions allowing officer exculpation.	For
6. Approval of an amendment to the Company's Restated Certificate of Incorporation to select an exclusive forum for certain claims.	For
7. Ratification of the appointment of Ernst & Young LLP as independent auditors for 2023.	For
8. Stockholder proposal regarding an independent board chairperson.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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